Exhibit 99.1

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Monthly Operating Report For the
Month Ending June 30th, 2020

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Cash Disbursements by Legal Entity	MOR-1b	X
Schedule of Professional Fees Paid	MOR-1c	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Declaration Regarding the Status of Post-Petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Consolidated Aging of Accounts Payable not Subject to Compromise	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors' chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with U.S. GAAP.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Juan Amezquita	July 30, 2020
Signature of Authorized Individual [1]	Date

Juan Amezquita	Senior Vice President, Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

Notes:
(1) Signatory is duly authorized by the Debtors to sign this monthly operating report.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

General Notes

Debtor-in-Possession Financial Statements

The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and cash flows of the Debtors in the future.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here do not include consolidated results for Libbey, Inc. (the "Company") as the Company has several non-debtor subsidiaries.

Intercompany Transactions

Intercompany transactions between the Debtors have not been eliminated in the financial statements contained herein. For Balance Sheet illustrative purposes, the intercompany transactions have been presented as an "eliminations" column. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise

As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise have been reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

Expenses and income directly associated with the chapter 11 filings have been reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-1
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period of June 1, 2020 through June 30, 2020
(US Dollars in Thousands)
(Unaudited)

CF Period of June 1, 2020 through June 30, 2020
Receipts:
Total Receipts	$15,504

Disbursements:
Operating Disbursements - 3rd Party	(14,552)
Operating Disbursements - Non-Debtor Affiliate	(1,186)
Net Operating Cash Flow	(234)

Non-Operating Disbursements:
Professional Fees (1)	(192)
Interest Payments / Fees (2)	(73)
Total Non-Operating Disbursements	(264)
Total Chapter 11 Items (2)	(100)

Total Disbursements (3)	(16,102)

Net Cash Flow	$(598)

Cash Balance:
Beginning Cash Book Balance	$6,911
Net Cash Flow (excl. Draws/Paydowns)	(598)
Draws/Paydowns (4)	7,888
Exchange Rate Gain/(Loss) (5)	5
Difference in O/S Checks relative to G/L	451
Ending Cash Book Balance	$14,657

Notes:
(1) Supporting detail by professional included in MOR 1-C
(2) Excludes fees and interest paid from the DIP Term Loan funds but never received by the debtor
(3) Supporting detail by legal entity in MOR 1-B
(4) Includes $30M inflow from DIP Term Loan draw less fees and interest paid but never received by the debtor
(5) Conversion from CAD account (last 4 digits 3101)

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

MOR-1a: Debtor's Statements With Respect To Bank Account Reconciliations And Bank Statements

Bank Account Reconciliations

The Debtor affirms that reconciliations for all open and active bank accounts are prepared monthly and maintained by the Debtor. Upon request, the Debtor will provide all bank reconciliations to the U.S. Trustee.

Bank Statements

The Debtor affirms that bank statements for all open and active bank accounts are maintained by the Debtor. Upon request, the Debtor will provide all bank statements to the U.S. Trustee.

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

MOR-1b: SCHEDULE OF DISBURSEMENTS BY LEGAL ENTITY
(US Dollars in Thousands)

Debtor Entity	Bankruptcy Case Number	Disbursements
LGA3 Corp.	20-11456	$-
LGA4 Corp.	20-11453	-
LGAC LLC	20-11450	-
LGAU Corp.	20-11455	-
LGC Corp.	20-11447	-
LGFS Inc.	20-11444	-
Libbey Glass Inc.	20-11439	14,132
Libbey Inc.	20-11440	-
Libbey.com LLC	20-11443	2
Syracuse China Company	20-11446	170
The Drummond Glass Company	20-11448	34
World Tableware Inc.	20-11451	1,764
Total (1)		$16,102

Notes:
(1) All disbursements made out of accounts held by Libbey Glass Inc. Schedule illustrates the disbursements made on behalf of all other Libbey debtor entities

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

MOR 1c: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
(US Dollars in Thousands)
		June	Case-To-Date
PAYEE	Role in the case	Fees & Expenses
Loyens Loeff	Local Counsel for the Term Loan B	$(166)	$(166)
Gomez-Acebo & Pombo	Local Counsel for the Term Loan B	(26)	(26)
Total		$(192)	$(192)

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-2
DEBTOR STATEMENT OF OPERATIONS
Month Ending June 30th, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.

Net sales	$-	$-	$-	$-	$-	$-	$17,663	$-	$-	$478	$273	$2,064
Freight billed to customers	-	-	-	-	-	-	35	-	-	8	-	10
Total revenues	-	-	-	-	-	-	17,698	-	-	486	273	2,074
Cost of sales	-	-	-	-	-	-	(18,489)	-	(1)	(271)	(189)	(1,604)
Gross profit (loss)	-	-	-	-	-	-	(791)	-	(1)	215	84	470
Selling, general and administrative expenses	-	-	-	21	18	-	(2,640)	-	-	(194)	(3)	(503)
Asset Impairments	-	-	-	-	-	-	(1)	-	-	-	-	1
Operating income (loss)	-	-	-	21	18	-	(3,432)	-	(1)	21	82	(32)
Other Income / (Expense)	-	-	-	-	-	-	188	-	-	26	-	-
Gain (loss) before interest and income taxes	-	-	-	21	18	-	(3,244)	-	(1)	47	82	(32)
Interest income (expense)	-	-	-	-	-	-	99	-	-	-	-	-
Reorganization items, net	-	-	-	-	-	-	(25,857)	-	-	-	-	-
Gain (loss) before income taxes	-	-	-	21	18	-	(29,003)	-	(1)	47	82	(32)
Provision (benefit) for income taxes	-	-	-	-	-	-	(28)	-	-	-	-	-
Net income (loss)	$-	$-	$-	$21	$18	$-	$(29,030)	$-	$(1)	$47	$82	$(32)

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-3 Filing Date
Debtor Balance Sheet
June 1, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.	Eliminations	Total
Current assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$6,894	$-	$-	$-	$17	$-	$-	$6,911
Accounts receivable — net	-	-	-	-	13,298	202	37,231	63,251	265	38,873	529	39,892	(154,478)	39,062
Inventories — net	-	-	-	-	-	-	65,609	-	-	6,911	293	22,727	-	95,540
Prepaid and other current assets	-	-	-	-	-	-	9,450	-	-	13	-	77	(758)	8,781
Total current assets	-	-	-	-	13,298	202	119,184	63,251	265	45,797	838	62,696	(155,237)	150,294

Pension Asset	-	-	-	-	-	-	6,320	-	-	-	-	-	-	6,320
Purchased intangible assets — net	-	-	-	-	-	-	541	-	-	800	-	-	(1)	1,340
Goodwill	-	-	-	-	-	-	1	-	-	-	-	-	(1)	-
Other assets	-	-	-	-	-	-	10,892	-	-	370	-	-	15	11,277
Investments in subsidiaries	187,582	(4,924)	-	-	-	-	397,776	(8,974)	-	-	-	-	(374,363)	197,097
Operating lease right-of-use assets	-	-	-	-	-	-	29,410	-	-	-	-	-	-	29,410
Property, plant and equipment — net	-	-	-	-	-	-	91,046	-	-	-	43	86	-	91,175
Total assets	$187,582	$(4,924)	$-	$-	$13,298	$202	$655,170	$54,277	$265	$46,966	$881	$62,782	$(529,587)	$486,912

Current liabilities:
Accounts payable	$100	$3	$951	$291	$-	$-	$153,479	$-	$-	$-	$-	$-	$(154,478)	$346
Salaries and wages	-	-	-	(6)	-	-	7,680	-	-	3	11	10	-	7,698
Derivative Liabilities	-	-	-	-	-	-	4,692	-	-	-	-	-	-	4,692
Accrued liabilities	-	-	-	-	-	-	18,506	-	-	1,215	15	2,072	126	21,933
Accrued income taxes	-	-	-	-	-	-	419	-	-	(35)	-	(195)	-	188
Non-pension post-retirement benefits (current portion)	-	-	-	-	-	-	3,554	-	-	151	-	-	-	3,705
Operating lease liabilities (current portion)	-	-	-	-	-	-	6,048	-	-	-	-	-	-	6,048
Long-term debt due within one year	-	-	-	-	-	-	16,124	-	-	-	-	-	-	16,124
Total current liabilities	100	3	951	285	-	-	210,501	-	-	1,334	25	1,887	(154,352)	60,734

Long-term debt	-	-	-	-	-	-	87,131	-	-	-	-	-	-	87,131
Pension liability	-	-	-	-	-	-	6,186	-	-	(130)	-	-	-	6,055
Derivative liabities	-	-	-	-	-	-	8,055	-	-	-	-	-	-	8,055
Non-pension post-retirement benefits	-	-	-	-	-	-	43,441	-	-	693	-	-	-	44,135
Noncurrent operating lease liabilities	-	-	-	-	-	-	25,496	-	-	-	-	-	-	25,496
Deferred income taxes	-	-	-	-	-	-	(2,267)	-	-	204	(1)	114	1,950	-
Other long-term liabilities	-	-	-	-	-	-	3,736	-	-	-	-	-	(1,511)	2,225
Total liabilities not subject to compromise	100	3	951	285	-	-	382,280	-	-	2,101	24	2,001	(153,914)	233,832

Liabilities subject to compromise:
Accounts payable	-	-	-	-	-	-	39,532	-	-	672	-	7,047	-	47,251
Accrued liabilities	-	-	-	-	-	-	2,283	-	-	-	-	-	-	2,283
Pension liability	-	-	-	-	-	-	164	-	-	-	-	-	-	164
Long-term debt	-	-	-	-	-	-	317,931	-	-	-	-	-	-	317,931
Other long-term liabilities	-	-	-	-	-	-	406	-	-	740	-	-	-	1,146
Total liabilities subject to compromise	-	-	-	-	-	-	360,316	-	-	1,412	-	7,047	-	368,775

Total liabilities	100	3	951	285	-	-	742,596	-	-	3,513	24	9,048	(153,914)	602,607

Stockholders' equity:

Total stockholders' equity	187,483	(4,927)	(951)	(285)	13,298	202	(87,427)	54,277	265	43,453	856	53,734	(375,673)	(115,695)
Total liabilities and stockholders' equity	$187,582	$(4,924)	$-	$-	$13,298	$202	$655,170	$54,277	$265	$46,966	$881	$62,782	$(529,587)	$486,912

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
MOR-3 June
Debtor Balance Sheet
June 30, 2020
(US Dollars in Thousands)
(Unaudited)

	LGA3 Corp.	LGA4 Corp.	LGAC LLC	LGAU Corp.	LGC Corp.	LGFS Inc.	Libbey Glass Inc.	Libbey Inc.	Libbey.com LLC	Syracuse China Company	The Drummond Glass Company	World Tableware Inc.	Eliminations	Total
Current assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$14,651	$-	$-	$-	$6	$-	$-	$14,657
Accounts receivable — net	-	-	-	-	13,316	202	43,016	63,445	264	39,127	656	39,654	(153,263)	46,417
Inventories — net	-	-	-	-	-	-	63,183	-	-	6,746	272	21,703	-	91,903
Prepaid and other current assets	-	-	-	-	-	-	8,170	-	-	13	-	52	(758)	7,477
Total current assets	-	-	-	-	13,316	202	129,021	63,445	264	45,886	934	61,409	(154,021)	160,455

Pension Asset	-	-	-	-	-	-	6,927	-	-	-	-	-	-	6,927
Purchased intangible assets — net	-	-	-	-	-	-	540	-	-	800	-	1	(1)	1,340
Goodwill	-	-	-	-	-	-	-	-	-	-	-	1	(1)	-
Other assets	-	-	-	-	-	-	10,662	-	-	370	-	-	15	11,047
Investments in subsidiaries	187,582	(4,924)	-	-	-	-	397,776	(8,974)	-	-	-	-	(374,363)	197,097
Operating lease right-of-use assets	-	-	-	-	-	-	28,911	-	-	-	-	-	-	28,911
Property, plant and equipment — net	-	-	-	-	-	-	90,004	-	-	-	42	85	-	90,131
Total assets	$187,582	$(4,924)	$-	$-	$13,316	$202	$663,842	$54,471	$264	$47,056	$975	$61,495	$(528,371)	$495,908

Current liabilities:
Notes payable	$-	$-	$-	$-	$-	$-	$141,698	$-	$-	$-	$-	$-	$-	$141,698
Accounts payable	100	3	951	270	-	-	168,393	-	-	11	-	154	(153,263)	16,619
Salaries and wages	-	-	-	(6)	-	-	8,510	-	-	3	12	14	-	8,533
Accrued liabilities	-	-	-	-	-	-	18,489	-	-	1,157	26	1,695	126	21,494
Accrued income taxes	-	-	-	-	-	-	397	-	-	(36)	-	(195)	-	165
Non-pension post-retirement benefits (current portion)	-	-	-	-	-	-	3,554	-	-	151	-	-	-	3,705
Operating lease liabilities (current portion)	-	-	-	-	-	-	6,043	-	-	-	-	-	-	6,043
Total current liabilities	100	3	951	264	-	-	347,083	-	-	1,286	38	1,668	(153,137)	198,256

Pension liability	-	-	-	-	-	-	6,211	-	-	-	-	-	-	6,211
Non-pension post-retirement benefits	-	-	-	-	-	-	43,315	-	-	685	-	-	-	44,000
Noncurrent operating lease liabilities	-	-	-	-	-	-	24,995	-	-	-	-	-	-	24,995
Deferred income taxes	-	-	-	-	-	-	(2,267)	-	-	204	(1)	114	1,950	-
Other long-term liabilities	-	-	-	-	-	-	3,877	-	-	-	-	-	(1,511)	2,366
Total liabilities not subject to compromise	100	3	951	264	-	-	423,215	-	-	2,175	37	1,782	(152,698)	275,829

Liabilities subject to compromise:
Accounts payable	-	-	-	-	-	-	36,962	-	-	604	-	6,010	-	43,576
Accrued liabilities	-	-	-	-	-	-	2,283	-	-	-	-	-	-	2,283
Pension liability	-	-	-	-	-	-	164	-	-	-	-	-	-	164
Long-term debt	-	-	-	-	-	-	317,931	-	-	-	-	-	-	317,931
Other long-term liabilities	-	-	-	-	-	-	406	-	-	740	-	-	-	1,146
Total liabilities subject to compromise	-	-	-	-	-	-	357,746	-	-	1,344	-	6,010	-	365,100
Total liabilities	100	3	951	264	-	-	780,960	-	-	3,519	37	7,792	(152,698)	640,928

Stockholders' equity:

Total stockholders' equity	187,483	(4,927)	(951)	(264)	13,316	202	(117,119)	54,471	264	43,537	938	53,703	(375,673)	(145,020)
Total liabilities and stockholders' equity	$187,582	$(4,924)	$-	$-	$13,316	$202	$663,842	$54,471	$264	$47,056	$975	$61,495	$(528,371)	$495,908

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

MOR-4: SUMMARY OF UNPAID POST-PETITION DEBTS
(US Dollars in Thousands)

		NUMBER OF DAYS PAST DUE
Debtor name	Current	0-30	31-60	61-90	Over 90	Total
Libbey Glass Inc.	16,019	7	-	-	-	16,026
Syracuse China Company	11	-	-	-	-	11
World Tableware Inc.	154	-	-	-	-	154
Total Gross Accounts Payable (1)	16,185	7	-	-	-	16,191

Notes:
(1) Variance from MOR-3 due to fully secured pre-petition trade payables (~$0.4M)

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

MOR 4a: DECLARATION REGARDING THE STATUS OF POST-PETITION TAXES

Juan Amezquita hereby declares under penalty of perjury:

1.

For the period covered by this report, I was the chief financial officer of Libbey Glass, Inc. In that capacity I am familiar with the above-captioned debtors and debtors-in-possession (collectively the "Debtors") day-to-day operations, business affairs and books and records. I am authorized to submit this Declaration on behalf of the Debtors.

2.

All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

3.

To the best of my knowledge and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or payments) all related required post-petition tax payments.

Dated: July 30, 2020	Respectfully submitted,

/s/ Juan Amezquita
By: Juan Amezquita
Title: Senior Vice President, Chief Financial Officer

In re: LIBBEY GLASS INC., et. al.	Case No.	20-11439 (LSS)
Debtor	Reporting Period:	June 2020

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(US Dollars in Thousands)

Accounts Receivable Reconciliation (1)	Amount
Total Accounts Receivable at the beginning of the reporting period, gross	$44,456
Plus: Amounts billed during the period (2)	21,800
(Less): Amounts collected during the period	(14,191)
Total Accounts Receivable at the end of the reporting period, gross	$52,065
(Less): Reserves and Adjustments	(5,648)
Total Accounts Receivable at the end of the reporting period, net	$46,417

Accounts Receivable Aging (1)	Current
Current	$6,875
0-30 days	15,154
31-60 days	5,216
61-90 days	3,603
Over 90 days	21,217
Total Accounts Receivable at the end of the reporting period, gross	$52,065

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. (3)

X

Notes:
(1) Includes sales to intercompany non-debtor affiliates
(2) Includes deductions for credit memos and discounts
(3) Debtors opened an account for utility adequate assurance deposits (last 4 digits 7975)